Exhibit 24

POWER OF ATTORNEY FOR LES C. VINNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Campbell Soup Company, a New Jersey corporation (the “Company”), hereby makes, designates, constitutes and appoints Adam G. Ciongoli, Charles A. Brawley, III and Tara L. Smith, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Campbell Soup Company Supplemental Retirement Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of January 2017.

/s/ Les C. Vinney
Les C. Vinney
A Director of the Company

POWER OF ATTORNEY FOR DENISE M. MORRISON

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Campbell Soup Company, a New Jersey corporation (the “Company”), hereby makes, designates, constitutes and appoints Adam G. Ciongoli, Charles A. Brawley, III and Tara L. Smith, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Campbell Soup Company Supplemental Retirement Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of January 2017.

/s/ Denise M. Morrison
Denise M. Morrison
A Director of the Company

POWER OF ATTORNEY FOR BENNETT DORRANCE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Campbell Soup Company, a New Jersey corporation (the “Company”), hereby makes, designates, constitutes and appoints Adam G. Ciongoli, Charles A. Brawley, III and Tara L. Smith, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Campbell Soup Company Supplemental Retirement Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of January 2017.

/s/ Bennett Dorrance
Bennett Dorrance
A Director of the Company

POWER OF ATTORNEY FOR RANDALL W. LARRIMORE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Campbell Soup Company, a New Jersey corporation (the “Company”), hereby makes, designates, constitutes and appoints Adam G. Ciongoli, Charles A. Brawley, III and Tara L. Smith, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Campbell Soup Company Supplemental Retirement Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of January 2017.

/s/ Randall W. Larrimore
Randall W. Larrimore
A Director of the Company

POWER OF ATTORNEY FOR MARC B. LAUTENBACH

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Campbell Soup Company, a New Jersey corporation (the “Company”), hereby makes, designates, constitutes and appoints Adam G. Ciongoli, Charles A. Brawley, III and Tara L. Smith, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Campbell Soup Company Supplemental Retirement Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of January 2017.

/s/ Marc B. Lautenbach
Marc B. Lautenbach
A Director of the Company

POWER OF ATTORNEY FOR MARY ALICE D. MALONE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Campbell Soup Company, a New Jersey corporation (the “Company”), hereby makes, designates, constitutes and appoints Adam G. Ciongoli, Charles A. Brawley, III and Tara L. Smith, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Campbell Soup Company Supplemental Retirement Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of January 2017.

/s/ Mary Alice D. Malone
Mary Alice D. Malone
A Director of the Company

POWER OF ATTORNEY FOR SARA MATHEW

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Campbell Soup Company, a New Jersey corporation (the “Company”), hereby makes, designates, constitutes and appoints Adam G. Ciongoli, Charles A. Brawley, III and Tara L. Smith, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Campbell Soup Company Supplemental Retirement Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of January 2017.

/s/ Sara Mathew
Sara Mathew
A Director of the Company

POWER OF ATTORNEY FOR KEITH R. MCLOUGHLIN

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Campbell Soup Company, a New Jersey corporation (the “Company”), hereby makes, designates, constitutes and appoints Adam G. Ciongoli, Charles A. Brawley, III and Tara L. Smith, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Campbell Soup Company Supplemental Retirement Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of January 2017.

/s/ Keith R. McLoughlin
Keith R. McLoughlin
A Director of the Company

POWER OF ATTORNEY FOR CHARLES R. PERRIN

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Campbell Soup Company, a New Jersey corporation (the “Company”), hereby makes, designates, constitutes and appoints Adam G. Ciongoli, Charles A. Brawley, III and Tara L. Smith, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Campbell Soup Company Supplemental Retirement Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of January 2017.

/s/ Charles R. Perrin
Charles R. Perrin
A Director of the Company

POWER OF ATTORNEY FOR NICK SHREIBER

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Campbell Soup Company, a New Jersey corporation (the “Company”), hereby makes, designates, constitutes and appoints Adam G. Ciongoli, Charles A. Brawley, III and Tara L. Smith, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Campbell Soup Company Supplemental Retirement Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of January 2017.

/s/ Nick Shreiber
Nick Shreiber
A Director of the Company

POWER OF ATTORNEY FOR TRACEY T. TRAVIS

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Campbell Soup Company, a New Jersey corporation (the “Company”), hereby makes, designates, constitutes and appoints Adam G. Ciongoli, Charles A. Brawley, III and Tara L. Smith, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Campbell Soup Company Supplemental Retirement Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of January 2017.

/s/ Tracey T. Travis
Tracey T. Travis
A Director of the Company

POWER OF ATTORNEY FOR ARCHBOLD D. VAN BEUREN

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Campbell Soup Company, a New Jersey corporation (the “Company”), hereby makes, designates, constitutes and appoints Adam G. Ciongoli, Charles A. Brawley, III and Tara L. Smith, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Campbell Soup Company Supplemental Retirement Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of the Company, of whatever class or series, offered, sold, issued, distributed, placed or resold by the Company, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of January 2017.

/s/ Archbold D. van Beuren
Archbold D. van Beuren
A Director of the Company